Exhibit 99.1

SONIC AUTOMOTIVE, INC.

OFFER TO EXCHANGE

6.125% Senior Subordinated Notes Due 2027, Series B,

Which Have Been Registered Under The Securities Act of 1933, As Amended

For Any And All Outstanding

6.125% Senior Subordinated Notes Due 2027, Series A,

Which Have Not Been Registered Under The Securities Act of 1933, As Amended

Pursuant to the Prospectus dated                     , 2017.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2017 (THE “EXPIRATION DATE”), UNLESS EXTENDED BY SONIC AUTOMOTIVE, INC. IN ITS SOLE DISCRETION. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

By Messenger, Mail or Overnight Delivery:

U.S. Bank National Association

111 Fillmore Ave E

St. Paul, Minnesota 55107

Attention: Specialized Finance

Facsimile Transmission:

(651) 466-7372 (MN)

Confirm by Telephone:

(800) 934-6802 (MN)

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges receipt of the Prospectus, dated                     , 2017 (the “Prospectus”), of Sonic Automotive, Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal (this “Letter”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange up to $250,000,000 aggregate principal amount of its 6.125% Senior Subordinated Notes due 2027, Series B (the “Series B notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $250,000,000 aggregate principal amount of its 6.125% Senior Subordinated Notes due 2027, Series A (the “Series A notes”) upon the terms and subject to the conditions set forth in the Prospectus and this Letter. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

For each Series A note accepted for exchange, the holder of such Series A note will receive a Series B note having a principal amount at maturity equal to that of the surrendered Series A note. The Series B notes will bear interest at a rate equal to 6.125% per annum. Interest on the Series B notes is payable semiannually, commencing September 15, 2017, on March 15 and September 15 of each year (each, an “Interest Payment

Date”) and shall accrue from March 10, 2017, or from the most recent Interest Payment Date with respect to the Series A notes to which interest was paid or for which interest was duly provided. The Series B notes will mature on March 15, 2027.

Holders of Series B notes will not be and, upon consummation of the Exchange Offer, holders of Series A notes will no longer be, entitled to (i) the right to receive additional interest, if any, or (ii) certain other rights intended for holders of Series A notes, in either case, under a Registration Rights Agreement, dated as of March 10, 2017, by and among the Company, the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers identified therein. The Exchange Offer shall be deemed consummated upon the occurrence of the delivery by the Company to the Trustee of Series B notes in the same aggregate principal amount as the aggregate principal amount of Series A notes that are tendered by holders thereof pursuant to the Exchange Offer.

The Company reserves the right, in its sole discretion, (i) to extend the Exchange Offer, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended, (ii) if the Securities and Exchange Commission (the “SEC”) does not declare effective the registration statement of which the Prospectus forms a part, to terminate the Exchange Offer, by giving oral or written notice of such termination to the exchange agent, and (iii) to amend the terms of the Exchange Offer in any manner. If the Exchange Offer is amended in a manner determined by the Company to constitute a material change, the Company will promptly disclose such amendments by means of a prospectus supplement that will be distributed to the registered holders of the Series A notes. The Exchange Offer will then be extended so that at least five (5) business days remain from the date of such amendment until the Expiration Date. Modifications of the Exchange Offer, including but not limited to (i) extension of the period during which the Exchange Offer is open and (ii) satisfaction of the conditions set forth under the caption “The Exchange Offer—Conditions” in the Prospectus, may require that at least ten (10) business days remain in the Exchange Offer. In order to extend the Exchange Offer, the Company will notify the exchange agent of any extension, amendment, non-acceptance or termination by oral or written notice and will make a public announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

This Letter must be completed and delivered by a holder of Series A notes if: (i) originals of such note(s) are to be forwarded herewith or (ii) tenders are to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company (“DTC” or the “Book-Entry Transfer Facility”) pursuant to the procedures set forth under the caption “The Exchange Offer—Book-Entry Transfer” in the Prospectus. Holders of Series A notes whose Series A notes are not immediately available, or who are unable to deliver their Series A notes or confirmation of the book-entry tender of their Series A notes into the exchange agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”), as the case may be, and all other documents required by this Letter to the exchange agent prior to 5:00 p.m., New York City time, on the Expiration Date, must tender their Series A notes according to the guaranteed delivery procedures set forth under the caption “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus. See Instruction 1 to this Letter. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the exchange agent.

Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility and received by the exchange agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by this Letter and the Company may enforce this Letter against such participant.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Series B notes. If the undersigned is a broker-dealer holding Series A notes that will receive Series B notes, the undersigned represents that the Series A notes to be exchanged for the Series B notes were acquired for its own account as a result of market-making activities or other trading activities, and the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Series B notes received in respect of such Series A notes pursuant to this Exchange Offer; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

List below the Series A notes to which this Letter relates. If the space provided below is inadequate, the note number(s) and principal amount of Series A notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF SERIES A NOTES
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1 Note Number(s)*	2 Aggregate Principal Amount Represented	3 Principle Amount Tendered**

Total:
* Need not be completed if Series A notes are being tendered by book-entry transfer.

**  Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire principal amount represented by the Series A note(s) indicated in column 2. See Instruction 2. Series A notes tendered hereby must be in minimum denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED SERIES A NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Series A notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Series A notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Series A notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Series A notes, with full power of substitution, among other things, to cause the Series A notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Series A notes tendered hereby, and to acquire the Series B notes issuable upon the exchange of such tendered Series A notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) any Series B notes acquired in exchange for Series A notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Series B notes, whether or not such person is the undersigned, (ii) neither the holder of such Series A notes nor any such other person is engaged in, or intends to engage in, a distribution of such Series B notes, or has an arrangement or understanding with any person to participate in the distribution of such Series B notes or in the Exchange Offer for the purpose of distributing the Series B notes, and is not a broker-dealer tendering Series A notes acquired directly from the Company for its own account, and (iii) neither the holder of such Series A notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company or, if such holder or any such other person is an “affiliate,” that such holder or any such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties, that the Series B notes issued in exchange for the Series A notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such holders are not broker-dealers, such Series B notes are acquired in the ordinary course of such holders’ business and such holders are not engaged in, and do not intend to engage in, a distribution of such Series B notes and have no arrangement with any person to participate in the distribution of such Series B notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Series A notes is an affiliate of the Company, or is engaged in or intends to engage in a distribution of the Series B notes or has any arrangement or understanding with respect to the distribution of the Series B notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, and be identified as an underwriter in the prospectus. By tendering Series A notes pursuant to the Exchange Offer and executing this Letter, a holder of Series A notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the SEC to third parties, and, whether or not it is also an “affiliate” of the Company or any of the guarantors within the meaning of Rule 405 under the Securities Act, that such Series A notes held by the broker-dealer are held only as a nominee or that the Series A notes to be exchanged for the Series B notes were acquired by it for its own account as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Series B notes received in respect of such Series A notes pursuant to this Exchange Offer; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Series A notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth under the caption “The Exchange Offer—Withdrawal Rights” in the Prospectus.

The undersigned acknowledges that tenders of Series A notes pursuant to any one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering Series A Notes” in the Prospectus and in the instructions hereto will, upon the Company’s acceptance for exchange of such tendered Series A notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Series A notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the Series B notes (and, if applicable, a substitute Series A note representing the remaining principal balance of any Series A note exchanged only in part) in the name of the undersigned or, in the case of a book-entry delivery of Series A notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Series B notes (and, if applicable, a substitute Series A note representing the remaining principal balance of any Series A note exchanged only in part) to the undersigned at the address shown above in the box entitled “Description of Series A Notes.”

All authority herein conferred or agreed to be conferred in this Letter shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

The undersigned, by completing the box entitled “Description of Series A Notes” on page 3 and signing this Letter, will be deemed to have tendered the Series A notes as set forth in such box on page 3.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if Series A notes not exchanged and/or Series B notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter on page 8, or if Series A notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Series B notes and/or Series A notes to:

Name(s):

(Please Type or Print)

Address:

(Including Zip Code)

Taxpayer Identification or Social Security Number:
(Complete accompanying Substitute Form W-9)
Credit unexchanged Series A notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

Book-Entry Transfer Facility Account Number, if applicable:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if Series A notes not exchanged and/or Series B notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled “Description of Series A Notes” on this Letter above.

Mail Series B notes and/or Series A notes to:

Name(s):

(Please Type or Print)

Address:

(Including Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE SERIES A NOTES AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY), OR A BOOK-ENTRY CONFIRMATION, AS THE CASE MAY BE, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS LETTER CAREFULLY

BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

Signature(s):

If a holder is tendering any Series A notes, this Letter must be signed by the registered holder(s) or DTC participant(s) exactly as the name(s) appear(s) on the originally issued note(s) for the Series A notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 3.

Dated:

Name(s):

(Please Type or Print)

Capacity (Full Title):

Address:

(Including Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number(s):

SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Name)

(Title and Firm)

(Address and Telephone Number)

Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE

SERIES B NOTES, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT,

FOR ANY AND ALL OUTSTANDING SERIES A NOTES

1. Delivery of this Letter and Series A Notes; Guaranteed Delivery Procedures.    This Letter must be completed by holders of Series A notes either if originals of such note(s) are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth under the caption “The Exchange Offer—Book-Entry Transfer” in the Prospectus. Originally issues notes for all physically tendered Series A notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter, must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Series A notes tendered hereby must be in minimum denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

Holders who tender their Series A notes by delivering an Agent’s Message do not need to submit this Letter.

Holders whose Series A notes are not immediately available or who cannot deliver their Series A notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the exchange agent prior to 5:00 p.m., New York City time, on the Expiration Date, may tender their Series A notes pursuant to the guaranteed delivery procedures set forth under the caption “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution (as defined below) and a Notice of Guaranteed Delivery (as defined below) in the form of Exhibit 99.2 to the registration statement of which the Prospectus forms a part, a copy of which may be obtained from the exchange agent (a “Notice of Guaranteed Delivery”), must be properly completed and duly executed by such holder, (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the exchange agent must receive from such Eligible Institution a properly completed and duly executed Letter and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Series A notes, the note number(s) of the tendered Series A notes and the principal amount of Series A notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the Expiration Date, the originally issued notes for all physically tendered Series A notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter will be deposited by the Eligible Institution with the exchange agent, and (iii) the originally issued notes for all physically tendered Series A notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter (properly completed and duly executed), must be received by the exchange agent within three NYSE trading days after the Expiration Date.

The method of delivery of this Letter, originals of the Series A notes or a Book-Entry Confirmation, as the case may be, and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the exchange agent. If Series A notes are sent by mail, it is recommended that the mailing be made by registered mail, properly insured, with return receipt requested, and that such mailing be made sufficiently in advance of the Expiration Date to permit delivery to the exchange agent prior to 5:00 p.m., New York City time, on the Expiration Date. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed for timely delivery.

See the disclosure set forth under the caption “The Exchange Offer” in the Prospectus.

2.  Partial Tenders (Not Applicable to Holders of Series A Notes Who Tender by Book-entry Transfer).    If less than the entire principal amount of any submitted Series A note is to be tendered, the tendering holder(s) should fill in the aggregate principal amount to be tendered in the box above entitled “Description of Series A Notes—Principal Amount Tendered.” A reissued Series A note representing the balance of nontendered principal of any submitted Series A notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. THE ENTIRE PRINCIPAL AMOUNT OF ANY SERIES A NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3.  Signatures on this Letter; Bond Powers and Endorsement; Guarantee of Signatures.    If this Letter is signed by the registered holder of the Series A notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Series A notes without any change whatsoever. If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Series A notes.

If any tendered Series A notes are owned of record by two or more joint owners, all such owners must sign this Letter. If any tendered Series A notes are registered in different names on several Series A notes, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of Series A notes.

When this Letter is signed by the registered holder of the Series A notes specified herein and tendered hereby, no endorsements of the submitted Series A notes or separate bond powers are required. If, however, the Series B notes are to be issued, or any untendered Series A notes are to be reissued, to a person other than the registered holder, then endorsements of any Series A notes transmitted hereby or separate bond powers are required. Signatures on such Series A notes or bond powers must be guaranteed by an Eligible Institution.

If this Letter is signed by a person other than the registered holder of any Series A notes specified herein, such Series A notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the Series A notes (or security position listing) and the signatures on such Series A notes or bond powers must be guaranteed by an Eligible Institution.

If this Letter or any Series A notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, must submit proper evidence satisfactory to the Company of their authority to so act.

Endorsements on Series A notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an “eligible guarantor institution,” including (as such terms are defined therein) (i) a bank, (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in the Securities Transfer Association (an “Eligible Institution”).

Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Series A notes are tendered: (i) by a registered holder of Series A notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Series A notes) tendered who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter, or (ii) for the account of an Eligible Institution.

4.  Special Issuance and Delivery Instructions.    Tendering holders of Series A notes should indicate in the applicable box the name and address to which Series B notes issued pursuant to the Exchange Offer and/or substitute notes evidencing Series A notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Series A notes tendering Series A notes by book-entry transfer may request that Series A notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Series A notes may designate hereon. If no such instructions are given, such Series A notes not exchanged will be returned to the name or address of the person signing this Letter.

5.  Tax Identification Number.    U.S. federal income tax law generally requires that a tendering holder whose Series A notes are accepted for exchange must provide the exchange agent (as payer) with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the exchange agent is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of Series B notes to such tendering holder may be subject to backup withholding in an amount equal to 28% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each tendering holder of Series A notes must provide its correct TIN by completing the Substitute Form W-9 on page 13, certifying, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Series A notes are in more than one name or are not in the name of the actual owner, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “Applied For” in lieu of its TIN. Note: checking-this box and writing “Applied For” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the exchange agent will retain 28% of reportable payments made to a holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the exchange agent with its TIN within 60 days of the Substitute Form W-9, the exchange agent will remit such amounts retained during such 60-day period to such holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, such holder does not provide its TIN to the exchange agent within such 60-day period, the exchange agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 28% of all reportable payments to the holder thereafter until such holder furnishes its TIN to the exchange agent.

Exempt holders of Series A notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders, other than foreign individuals, should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9 and sign, date and return the form to the exchange agent. See the W-9 Guidelines for additional instructions. If the tendering holder of Series A notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the exchange agent a completed Substitute Form W-8, Certificate of Foreign Status, a form of which is included on page 14.

6.  Transfer Taxes.    The Company will pay all transfer taxes, if any, applicable to the exchange of Series A notes pursuant to the Exchange Offer. If, however, Series B notes and/or substitute Series A notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Series A notes tendered hereby, or if tendered Series A notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Series A notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SERIES A NOTES SPECIFIED IN THIS LETTER.

7.  Waiver of Conditions.    The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  No Conditional Tenders.    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Series A notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Series A notes for exchange. Neither the Company, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Series A notes nor shall any of them incur any liability for failure to give any such notice.

9.  Mutilated, Lost, Stolen or Destroyed Series A Notes.    Any holder whose Series A notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed notes have been followed.

10.  Withdrawal Rights.    Tenders of Series A notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal of a tender of Series A notes to be effective, a written notice of withdrawal must be received by the exchange agent at the address on page 1 prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Series A notes to be withdrawn (the “Depositor”), (ii) identify the Series A notes to be withdrawn (including note number(s) and the principal amount of such Series A notes), (iii) contain a statement that such holder is withdrawing its election to have such Series A notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Series A notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Series A notes register the transfer of such Series A notes in the name of the person withdrawing the tender and (v) specify the name in which such Series A notes are registered, if different from that of the Depositor. If Series A notes have been tendered pursuant to the procedures for book-entry transfer set forth under the caption “The Exchange Offer—Book-Entry Transfer” in the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Series A notes and otherwise comply with the procedures of such facility.

All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Series A notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Series B notes will be issued with respect thereto unless the Series A notes so withdrawn are validly retendered. Any Series A notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Series A notes tendered by book-entry transfer into the exchange agent’s account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth under the caption “The Exchange Offer—Book-Entry Transfer” in the Prospectus, such Series A notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Series A notes) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Series A notes may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

11.  Requests for Assistance or Additional Copies.    Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus, this Letter, the Notice of Guaranteed Delivery and other related documents, should be directed to the exchange agent, at the address and telephone number indicated on page 1. All other questions should be addressed to the attention of Mr. Stephen K. Coss, Senior Vice President and General Counsel, Sonic Automotive, Inc., 4401 Colwick Road, Charlotte, North Carolina 28211, telephone: (704) 566-2400.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instruction 5)

PAYER’S NAME: U.S. BANK NATIONAL ASSOCIATION
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: (Social Security Number or Employer Identification Number)
Part 2—TIN applied for ☐

Certification:  Under penalties of perjury, I certify that:

(1)  the number shown on this form is my correct Taxpayer Identification Number (or I am writing for a number to be issued to me),

(2)  I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)  any other information provided on this form is true and correct.

Signature: Date:

You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, twenty-eight percent (28%) of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature:	Date:

Certificate of Foreign Status

SUBSTITUTE

Form W-8

Department of the Treasury

Internal Revenue Service

Please Print or Type	Name of owner (If joint account, also give joint owner’s name.)
Permanent address (If you are an individual, provide the address of your permanent residence. If you are a partnership or corporation, provide the address of your principal office. If you are an estate or trust, provide the permanent address or principal office of any fiduciary.)
City, province or state, postal code and country

Current mailing address, if different from permanent address (Include apt. or suite no., or P.O. box if mail is not delivered to street address.)
City, town or post office, state and ZIP code (If foreign address, enter city, province or state, postal code and country.)

Please Sign Here	Certification: Under penalties of perjury, I certify that I am an exempt foreign person, for backup withholding purposes, under the U.S. federal income tax laws, because:

1. I am a nonresident alien individual or a foreign corporation, partnership, estate or trust,

2. If an individual, I have not been, and do not plan to be, present in the United States for a total of 183 days or more during the calendar year, and

3. I am neither engaged, not plan to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.
Signature: Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

FOR THIS TYPE OF ACCOUNT			GIVE THE SOCIAL SECURITY NUMBER OF	FOR THIS TYPE OF ACCOUNT		GIVE THE EMPLOYER IDENTIFICATION NUMBER OF
1.	Individual		The individual	6.	Disregarded entity not owned by an individual	The owner
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account (1)	7.	A valid trust, estate or pension trust	The legal entity (4)
3.	Custodian account of a minor (Uniform Gifts to Minors Act)		The minor (2)	8.	Corporate or LLC electing corporate status on IRS Form 8832	The corporation
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)	9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner (1)	10.	Partnership or multi-member LLC	The partnership
5.	Sole proprietorship or disregarded entity owned by an individual		The owner (3)	11.	A broker or registered nominee	The broker or nominee
				12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for a social security number, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form SS-4, Application employer identification number. You can apply for an employer identification number online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses Topics. You can get Form SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are a resident alien and you do not have and are not eligible to get a social security number, your tax identification number is your IRS individual taxpayer identification number. If you do not have an individual taxpayer identification number, use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for one. You can get Form W-7 from the IRS by visiting www.irs.gov or by calling 1-800-TAX- FORM (1-800-829-3676).

If you do not have a tax identification number, write “Applied For” in the space for the tax identification number, sign and date the form, and give it to the payer.

Note. Writing “Applied For” means that you have already applied for a tax identification number or that you intend to apply for one soon.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on all dividend and interest payments and on broker transactions include the following:

•

An organization exempt from tax under Section 501(a), an individual retirement account (IRA) or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any of its agencies or instrumentalities.

•	A State, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to registered in the United States, the District of Columbia, or a possession of the United States.
•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

Other payees that may be exempt from backup withholding include:

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under Section 664 of the Internal Revenue Code or described in Section 4947 of the Internal Revenue Code.

In general, payments that are not subject to information reporting are not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the number whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)	Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2)	Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.
(3)	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4)	Misuse of Taxpayer Identification Number. If the payer discloses or uses taxpayer identification numbers in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS